UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 19, 2009

BNC Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1226 Eastchester Drive

High Point, North Carolina 27265

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 869-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)

Effective May 19, 2009, the date of the Registrant’s annual meeting of shareholders, Colon E. Starrett retired as a director of the Board of Directors of the Registrant, and as a director of the Board of Directors of Bank of North Carolina. Mr. Starrett’s retirement was in accordance with Registrant’s Bylaws as he had reached the mandatory retirement age, and was not the result of any disagreement between the Registrant and Mr. Starrett concerning any matters relating to the Registrant’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP

Date: October 28, 2009	By:	/S/ DAVID B. SPENCER
David B. Spencer, Executive Vice President and Chief Financial Officer